Parametric

Research Affiliates Systematic Alternative Risk Premia Fund

April 30, 2020

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)

Short-Term Investments — 101.3%

U.S. Treasury Obligations — 94.6%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 5/14/20(1)	$200	$199,996
U.S. Treasury Bill, 0.00%, 6/4/20(1)	7,000	6,999,421
U.S. Treasury Bill, 0.00%, 7/2/20	5,500	5,499,159
U.S. Treasury Note, 1.50%, 5/31/20(1)	2,300	2,302,657

Total U.S. Treasury Obligations (identified cost $14,974,950)		$15,001,233

Other — 6.7%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.47%(2)	1,072,349	$1,072,349

Total Other (identified cost $1,072,150)		$1,072,349

Total Short-Term Investments (identified cost $16,047,100)		$16,073,582

Total Investments — 101.3% (identified cost $16,047,100)		$16,073,582

Other Assets, Less Liabilities — (1.3)%		$(214,034)

Net Assets — 100.0%		$15,859,548

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged as collateral for open futures contracts.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2020.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Commodity Futures
Cocoa	33	Long	7/16/20	$796,620	$38,463
Coffee	9	Long	7/21/20	358,763	(47,887)
Feeder Cattle	8	Long	8/27/20	506,000	49,234
Hard Red Winter Wheat	27	Long	7/14/20	658,800	6,017
Live Cattle	25	Long	6/30/20	859,500	(148,470)
LME Copper	9	Long	5/18/20	1,163,306	(110,787)
LME Copper	5	Long	6/17/20	647,375	42,643
LME Lead	20	Long	5/18/20	809,125	(61,084)
LME Lead	19	Long	6/15/20	772,944	(170)
LME Lead	1	Long	7/13/20	40,825	(9)
LME Nickel	10	Long	5/18/20	728,279	42,344
LME Primary Aluminum	7	Long	5/18/20	256,682	(44,906)
LME Primary Aluminum	8	Long	6/17/20	296,200	(584)
LME Primary Aluminum	2	Long	7/13/20	74,487	(18)
LME Zinc	17	Long	5/18/20	822,371	7,450
RBOB Gasoline	19	Long	5/29/20	625,393	24,862
RBOB Gasoline	10	Long	6/30/20	339,318	(41)
Wheat	2	Long	7/14/20	52,425	(1,354)
WTI Crude Oil	18	Long	6/22/20	393,300	(66)
Brent Crude Oil	(9)	Short	6/30/20	(254,790)	(22)
Corn	(103)	Short	7/14/20	(1,648,000)	78,823
Cotton No. 2	(55)	Short	7/9/20	(1,576,575)	(116,899)
Gold	(1)	Short	6/26/20	(169,420)	(2,096)
Lean Hogs	(30)	Short	6/12/20	(707,400)	226,166
Lean Hogs	(4)	Short	7/15/20	(96,800)	(43)
LME Copper	(9)	Short	5/18/20	(1,163,306)	(97,042)
LME Lead	(20)	Short	5/18/20	(809,125)	10,296
LME Lead	(19)	Short	6/15/20	(772,943)	51,819
LME Nickel	(10)	Short	5/18/20	(728,280)	6,651
LME Nickel	(4)	Short	6/15/20	(291,840)	(16,936)
LME Nickel	(8)	Short	7/13/20	(584,784)	(104)
LME Primary Aluminum	(7)	Short	5/18/20	(256,681)	69
LME Zinc	(17)	Short	5/18/20	(822,370)	(49,150)
LME Zinc	(15)	Short	6/15/20	(726,282)	(5,591)
Low Sulphur Gasoil	(21)	Short	6/11/20	(534,975)	133,219
Low Sulphur Gasoil	(13)	Short	7/10/20	(350,350)	(31)
Natural Gas	(34)	Short	5/27/20	(662,660)	(7,393)
NY Harbor ULSD	(13)	Short	5/29/20	(454,873)	121,904
NY Harbor ULSD	(9)	Short	6/30/20	(334,341)	(37)
Silver	(11)	Short	7/29/20	(823,515)	30,695
Soybean	(16)	Short	7/14/20	(684,201)	3,165
Sugar No. 11	(102)	Short	6/30/20	(1,184,669)	8,964

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Equity Futures
CBOE Volatility Index	50	Long	7/22/20	$1,603,750	$(577)
DAX 30 Index	5	Long	6/19/20	1,482,837	127,288
FTSE 100 Index	34	Long	6/19/20	2,511,183	48,334
Hang Seng Index	13	Long	5/28/20	2,041,978	(14,457)
Amsterdam Exchange Index	(13)	Short	5/15/20	(1,453,373)	(16,495)
CBOE Volatility Index	(49)	Short	6/17/20	(1,628,024)	(610)
E-mini S&P 500 Index	(25)	Short	6/19/20	(3,628,000)	(535,089)
Nikkei 225 Index	(11)	Short	6/11/20	(2,040,647)	15,521
OMX Stockholm 30 Index	(62)	Short	5/15/20	(993,282)	10,313
S&P/TSX 60 Index	(8)	Short	6/18/20	(1,020,956)	(148,757)
SPI 200 Index	(4)	Short	6/18/20	(356,569)	(24,965)
Foreign Currency Futures
Japanese Yen	17	Long	6/15/20	1,983,263	5,868
New Zealand Dollar	5	Long	6/15/20	306,949	17,967
Norwegian Krone	5	Long	6/15/20	977,600	(57,546)
Swedish Krona	3	Long	6/15/20	615,480	8,912
Australian Dollar	(2)	Short	6/15/20	(130,460)	(13,684)
British Pound Sterling	(37)	Short	6/15/20	(2,914,212)	(181,899)
Canadian Dollar	(14)	Short	6/16/20	(1,005,550)	(23,349)
Euro	(36)	Short	6/15/20	(4,932,900)	91,068
Swiss Franc	(4)	Short	6/15/20	(518,350)	16,957
Interest Rate Futures
Australia 10-Year Bond	17	Long	6/15/20	1,648,953	(13,095)
Canada 10-Year Bond	6	Long	6/19/20	643,945	9,637
Euro-Bund	9	Long	6/8/20	1,720,342	21,837
U.S. 10-Year Treasury Note	17	Long	6/19/20	2,364,063	115,237
Euro-BTP	(6)	Short	6/8/20	(911,309)	(82)
Euro-OAT	(1)	Short	6/8/20	(185,012)	(3,257)
Japan 10-Year Bond	(1)	Short	6/15/20	(1,423,753)	(2,425)
Long Gilt	(32)	Short	6/26/20	(5,549,860)	(144,008)

					$(519,292)

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CHF	2,800	Pays	6-month CHF LIBOR (pays semi-annually)	(0.25)% (pays annually)	4/2/30	$34,417	$—	$34,417
NZD	7,300	Pays	3-month NZD Bank Bill (pays quarterly)	0.88% (pays semi-annually)	4/2/30	45,089	—	45,089

						$79,506	$—	$79,506

Abbreviations:

LME	-	London Metal Exchange

RBOB	-	Reformulated Blendstock for Oxygenate Blending

ULSD	-	Ultra-Low Sulfur Diesel

WTI	-	West Texas Intermediate

Currency Abbreviations:

CHF	-	Swiss Franc

NZD	-	New Zealand Dollar

Basis for Consolidation

The Fund seeks to gain exposure to commodities, in whole or in part, through investments in SARP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same investment objective and principal investment strategies as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary, which invests primarily in commodity-related investments, and may also invest in other instruments in which the Fund is permitted to invest. The net assets of the Subsidiary at April 30, 2020 were $2,356,728 or 14.9% of the Fund’s consolidated net assets. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary.

The Fund seeks to provide exposure to “risk premia” by taking long and short positions using derivative instruments to gain market exposure across four asset classes: equities, fixed income, commodities and currencies. Risk premia are the returns assets are expected to generate in excess of the return of a risk-free investment as compensation for taking risk.

At April 30, 2020, the Fund had sufficient cash and/or securities to cover commitments under open derivative contracts.

At April 30, 2020, the value of the Fund’s investment in affiliated funds was $1,072,349, which represents 6.7% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the fiscal year to date ended April 30, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Eaton Vance Cash Reserves Fund, LLC	$1,222,663	$59,259,638	$(59,410,142)	$1	$189	$1,072,349	$20,190	1,072,349

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total
Short-Term Investments —
U.S. Treasury Obligations	$—	$15,001,233	$—	$15,001,233
Other	—	1,072,349	—	1,072,349
Total Investments	$—	$16,073,582	$—	$16,073,582
Futures Contracts	$1,170,267	$201,456	$—	$1,371,723
Swap Contracts	—	79,506	—	79,506
Total	$1,170,267	$16,354,544	$—	$17,524,811

Liability Description
Futures Contracts	$(1,835,098)	$(55,917)	$—	$(1,891,015)
Total	$(1,835,098)	$(55,917)	$—	$(1,891,015)

Derivatives. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Interest Rate Swaps

Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.